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                                                               EXHIBIT (4)(h)(5)

                               XEROX CORPORATION,
                                   as ISSUER,


                                       and


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as TRUSTEE


                           ---------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of June 21, 2002


                          ----------------------------


                                       To

                  The Indenture, dated as of January 17, 2002,
                     among Xerox Corporation, as Issuer, and
          Wells Fargo Bank Minnesota, National Association, as Trustee,
             Relating to the Company's 9 3/4% Senior Notes due 2009
                          (Denominated in U.S. Dollars)

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                          FIRST SUPPLEMENTAL INDENTURE

         THIS FIRST SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of June ___, 2002, among XEROX CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), the Guarantors listed on the signature pages hereto (the "Guarantors") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee).

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of January 17, 2002 (the "Indenture"), providing for the issuance of an aggregate principal amount of $600,000,000 of its 9 3/4% Senior Notes due 2009 (the "Notes");

         WHEREAS, pursuant to Section 1013(c) of the Indenture, the Company shall have the right to cause certain of its subsidiaries to execute a guarantee in respect of the Company's obligations under the Notes; and

         WHEREAS, pursuant to Section 901(6) of the Indenture, the Company and the Trustee are authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Company and the Trustee mutually covenant and agree as follows

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

2. Agreement to Guarantee. The Guarantors hereby jointly and severally agree to fully and unconditionally guarantee all of the Company's obligations under the Notes and the Indenture (each, a "Guarantee"), including the prompt payment in full when due of the principal of, premium on, if any, interest and, without duplication, Additional Interest, if any, on the Notes and all other amounts payable by the Company under the Indenture and the Notes, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on any overdue principal and any overdue interest on the Notes and all other obligations of the Company to the Holders or the Trustee hereunder or under the Notes, and to be bound by all applicable provisions of the Indenture and the Notes.

3. Release of Guarantees. Any Guarantee shall be automatically and unconditionally released upon the release (other than by reason of payment) of such Guarantor's guarante of the Amended and Restated Credit Agreement, dated as of June [ ], 2002, among the Company, certain overseas borrowers party thereto, the lenders party thereto, Bank One, NA, as Administrative Agent, Collateral Agent and LC Issuing Bank, JP Morgan Chase Bank, as Documentation Agent and Citibank, N.A., as Syndication Agent. Any Guarantee shall also be automatically and unconditionally released upon: (i) the designation of such Guarantor as an Unrestricted Subsidiary in compliance with the

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provisions of the Indenture or (ii) any transaction, including without limitation, any sale, exchange or transfer, to any Person not an Affiliate of the Company, of the Company's Capital Stock in, or all or substantially all the property of, such Guarantor, which transaction is in compliance with the terms of the Indenture, and which results in the Guarantor ceasing to be a Subsidiary of the Company and, in the case of either clause (i) or clause (ii), such Guarantor is released from all guarantees, if any, by it of other Capital Markets Debt of the Company.

4. Ratification of Indenture; Supplemental Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. Successors. All agreements of the Company and the Guarantors in this Supplemental Indenture shall bind their successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

9. Separability Clause. In case any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), such provision or requirement of the Trust Indenture Act shall control.

     If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or excluded, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and attested, as of the date first above written.

                          XEROX CORPORATION
                          VRN INC.
                          XEROX FINANCE, INC.
                          XEROX FINANCIAL SERVICES, INC.
                          XEROX CAPITAL MANAGEMENT LLC
                                   By: Xerox Corporation, as sole member
                          XEROX INVESTMENT MANAGEMENT LLC
                                   By: Xerox Capital Management LLC, as
                                   sole member
                                          By: Xerox Corporation, as sole member
                          XEROX EXPORT, LLC
                          By: Xerox Corporation, as sole member


                          By: _________________________
                              Name: Gregory B. Tayler
                              Titles: Vice President & Treasurer of Xerox
                              Corporation, President & Treasurer of VRN Inc., President of Xerox Finance, Inc., and Chairman & President of Xerox Financial Services, Inc.


                          AMTX, INC.
                          XDI, INC.


                          By: _________________________
                              Name: Allan E. Dugan
                              Titles: Chairman & President of AMTX, Inc. and Chairman of XDI, Inc.


                          BRADLEY COMPANY


                          By: _________________________
                              Name:  Roy B. Larson
                              Title: Vice President

                                    CARMEL VALLEY, INC.
                                    INCONCERT, INC.
                                    LIVEWORKS, INC.
                                    UPPERCASE, INC.
                                    TERABANK SYSTEMS, INC.


                                    By: ______________________________________
                                        Name:   Thomas C. Little
                                        Titles: Chairman, President & Treasurer
                                        of Carmel Valley, Inc., President &
                                        Treasurer of InConcert, Inc., LiveWorks,
                                        Inc. and Uppercase, Inc., and President
                                        of Terabank Systems, Inc.


                                    PIXELCRAFT, INC.


                                    By: ______________________________________
                                        Name:   Herve Gallaire
                                        Title:  Chairman, President & Treasurer


                                    INTELLIGENT ELECTRONICS, INC.
                                    INTELLINET, LTD.
                                    RNTS, INC.
                                    XEROX CONNECT, INC.


                                    By: ______________________________________
                                        Name:   Robert Hope
                                        Title:  Treasurer


                                    JEREMIAD CO.
                                    SECURITIES INFORMATION CENTER, INC.
                                    XTENDED MEMORY SYSTEMS


                                    By: ______________________________________
                                        Name:   Martin S. Wagner
                                        Title:  President

                                  XEROX INTERNATIONAL REALTY
                                           CORPORATION
                                  XEROX REALTY CORP. (CALIFORNIA)
                                  LANSDOWNE RESIDENTIAL LLC
                                           By: Xerox Realty Corporation,
                                               as sole member
                                  XRC REALTY CORP. WEST
                                  XEROX REALTY CORPORATION


                                  By: __________________________________________
                                      Name:   David R. McLellan
                                      Titles: President of Xerox International
                                      Realty Corporation, Xerox Realty Corp.
                                      (California) and XRC Realty Corp. West,
                                      and Chairman & President of Xerox Realty
                                      Corporation


                                  LOW-COMPLEXITY MANUFACTURING
                                           GROUP, INC.
                                  PALO ALTO RESEARCH CENTER
                                           INCORPORATED
                                  PAGECAM, INC.
                                  XEROX COLORGRAFX SYSTEMS, INC.
                                  XEROX IMAGING SYSTEMS, INC.


                                  By: __________________________________________
                                      Name:   James J. Costello
                                      Titles: Vice President of Low-Complexity
                                      Manufacturing Group, Inc. and Palo Alto
                                      Research Center Incorporated, Vice
                                      President & Treasurer of PageCam, Inc.,
                                      and Chairman, President & Treasurer of
                                      Xerox ColorgrafX Systems, Inc. and Xerox
                                      Imaging Systems, Inc.


                                  PACIFIC SERVICES AND DEVELOPMENT
                                           CORPORATION


                                  By: __________________________________________
                                      Name:   J. Terrance Daly
                                      Title:  President & Treasurer

                                        TALEGEN HOLDINGS, INC.
                                        TALEGEN PROPERTIES, INC.


                                        By: _________________________
                                            Name:  George Rachmiel
                                            Titles: Chairman, President &
                                            Treasurer of Talegen Holdings, Inc.
                                            and Chairman & President of Talegen
                                            Properties, Inc.


                                        VIA XEROX RELOCATION COMPANY, INC.


                                        By: _________________________
                                            Name:  David Owens
                                            Title: President


                                        XE HOLDINGS, INC.


                                        By:  _________________________
                                            Name:  John Duerden
                                            Title: Chairman, President &
                                            Treasurer


                                        XEROX COLOR PRINTING, INC.


                                        By: _________________________
                                            Name:  John Vester
                                            Title: Vice President


                                        XEROX CREDIT CORPORATION


                                        By: _________________________
                                            Name:  John Rivera
                                            Title: Vice President & Treasurer

                                            XEROX INTERNATIONAL JOINT
                                                  MARKETING, INC.


                                            By: __________________________
                                                Name:  James Firestone
                                                Title: President


                                            XEROX LATINAMERICAN HOLDINGS, INC.


                                            By: _________________________
                                                Name:  Enrique Cervetti
                                                Title: President & Treasurer


                                            XEROX REAL ESTATE SERVICES, INC.


                                            By: _________________________
                                                Name:  David Pierson
                                                Title: President


                                            IGHI, INC.


                                            By: _________________________
                                                Name:  Mark Sheivachman
                                                Title: Treasurer


                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            By: _________________________
                                                Name:
                                                Title: